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                                                                    EXHIBIT 10.4

                        SUPPLEMENT NO. 1 dated as of March 19, 2004, to the
                  Guarantee and Collateral Agreement (the "Collateral Agreement") dated as of November 25, 2003, among CRUNCH HOLDING CORP., a Delaware corporation ("Holdings"), PINNACLE FOODS HOLDING CORPORATION, a Delaware corporation (the "Borrower"), each subsidiary of the Borrower listed on
                  Schedule I thereto (each such subsidiary individually a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors, Holdings and the Borrower are referred to collectively herein as the "Grantors") and DEUTSCHE BANK TRUST COMPANY AMERICAS ("DBTCA"), as Collateral Agent (in such capacity, the "Collateral Agent").

            A. Reference is made to the Credit Agreement dated as of November 25, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the lenders from time to time party thereto and, DBTCA, as Administrative Agent, General Electric Capital Corporation, as Syndication Agent, and JPMorgan Chase Bank, Citicorp North America, Inc. and Canadian Imperial Bank of Commerce, as Co-Documentation Agents.

            B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

            C. Reference is made to the Assumption Agreement dated as of March 19, 2004, among Aurora Foods Inc. (to be renamed Pinnacle Foods Group Inc.) ("Aurora") and the Administrative Agent pursuant to which Aurora assumed all obligations of the Borrower under the Credit Agreement, including, without limitation, the obligation to become a Grantor under the Collateral Agreement.

            D. The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Aurora is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

            Accordingly, the Collateral Agent and Aurora agree as follows:

            SECTION 1. Aurora by its signature below becomes a Grantor under the Collateral Agreement with the same force and effect as if originally named therein and Aurora hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, Aurora, as security for the

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payment and performance in full of the Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of Aurora's right, title and interest in and to the Collateral of Aurora. Each reference to a "Grantor" in the Collateral Agreement shall be deemed to include Aurora. The Collateral Agreement is hereby incorporated herein by reference.

            SECTION 2. Aurora represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

            SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of Aurora and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

            SECTION 4. Aurora hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of Aurora and (b) set forth under its signature hereto, is the true and correct legal name of Aurora, its jurisdiction of formation and the location of its chief executive office.

            SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

            SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

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            SECTION 9. Aurora agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

            IN WITNESS WHEREOF, Aurora and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

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                                       AURORA FOODS INC. (TO BE RENAMED
                                       PINNACLE FOODS GROUP INC.),

                                           by
                                              /S/ N. MICHAEL DION
                                              --------------------------------
                                              Name: N. Michael Dion
                                              Title: Chief Financial Officer

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                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                       AS COLLATERAL AGENT

                                           by
                                               /S/ SCOTTYE LINDSAY
                                               ------------------------------
                                               Name: Scottye Lindsay
                                               Title: Director